UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2022

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

501 Brickell Key Drive, Suite 300, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christopher Sebes to the Compensation Committee and the Nominations Committee

On March 31, 2022, the board of directors (the “Board”) of ShiftPixy, Inc. (“we,” “us” and “our”) appointed Christopher Sebes to each of the Compensation Committee and the Nominations Committee. The Board's appointment was based on its determination that Mr. Sebes is independent and qualified to serve on each of the Compensation Committee and the Nominations Committee under the applicable rules, regulations and listing requirements of The Nasdaq Stock Market LLC. Mr. Sebes’ appointment to each of the Compensation Committee and the Nominations Committee is effective as of March 31, 2022. Mr. Sebes was previously appointed to the Board on February 7, 2020.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the holders of 22,383,398 shares of our common stock, or approximately 66.49% of our outstanding shares of common stock, were represented in person or by proxy and, therefore, a quorum was present. At the Annual Meeting, our shareholders considered two proposals, which are described briefly below and in more detail in the Proxy Statement. The final voting results for each proposal are set forth below.

Proposal 1 – Election of Directors

Our shareholders elected the following directors for one-year terms expiring at our 2023 Annual Meeting of Shareholders by the following votes:

Nominees	Shares Voted For	Shares Withheld
Scott W. Absher	17,022,444	140,024
Kenneth W. Weaver	16,440,132	722,336
Whitney J. White	16,472,686	689,782
Christopher Sebes	16,471,755	690,713
Amanda Murphy	17,024,529	137,939

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

Our shareholders ratified the appointment of Marcum LLP as our independent auditors for the fiscal year ending August 31, 2022 by the following votes:

Shares Voted For	Shares Voted Against	Abstentions
22,224,997	83,783	74,618

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

SHIFTPIXY, INC.

Date: April 1, 2022	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer and Director